UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  July 24, 2002
        (Date of Earliest Event Reported:  July 23, 2002)

                  EL PASO ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 7. Financial Statements , Pro Forma Financial Information and Exhibits
        -------------------------------------------------------------------

        c)   Exhibits.

          Exhibit Number     Description
          --------------     ------------
          99.1               Press Release dated July 23, 2002.


Item 9. Regulation FD Disclosure

     El Paso Energy Partners, L.P. (NYSE:EPN) announced in a press release that due to strong performance from its recently acquired mid-stream assets in Texas and New Mexico and continued low interest rate environment it expects to exceed consensus earnings and cash flow estimates for the second quarter 2002. Additionally, the press release clarified market confusion about our business and relationship to El Paso Corporation.

     This Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.

                              By:  El Paso Energy Partners Company
                                   Its General Partner

                                   By:  /s/ D. Mark Leland
                                       ---------------------
                                            D. Mark Leland
                                      Senior Vice President and
                                             Controller
                                    (Principal Accounting Officer)


Date:  July 24, 2002


                          EXHIBIT INDEX


Exhibit Number             Description
--------------             ------------
   99.1                    Press Release dated July 23,2002.